UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Cheniere Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

Reg. §240.14a-101.

SEC 1913 (3-99)

The following letter was sent to certain stockholders beginning on May 22, 2014.

May 22, 2014

***IMPORTANT REMINDER: PLEASE VOTE TODAY***

Dear Stockholder:

We have previously mailed you information relative to the Annual Meeting of Stockholders of Cheniere Energy, Inc. to be held on June 12, 2014.

According to our latest records we have not yet received your vote. The Annual Meeting is now only a short time away. It is important that you sign and return the enclosed Voting Instruction Form today in order to make sure that your shares will be voted at the meeting in accordance with your desires. If you hold your shares in the name of a brokerage firm, your broker cannot vote your shares on these proposals unless they receive your specific instructions.

Your board of directors recommends that you vote FOR all nominees and FOR proposals 2, 3, 4 and 5.

Please sign and date the enclosed Voting Instruction Form (or follow the telephone & internet instructions) today. In the event that more than one vote is received from you, the one bearing the latest date will be counted, as it automatically revokes all prior proxies.

Thank you for your cooperation and continued support.

Sincerely,

Cara E. Carlson

Corporate Secretary & Assistant General Counsel

*** Please Vote Today ***

Signature [PLEASE SIGN WITHIN BOX] Date
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at
11:59 pm ET the night before the meeting or cutoff date.
To vote by Internet
1) Go to website www.proxyvote.com.
To vote by Telephone
1) Call 1-800-454-8683.
To vote by Mail
1) Complete and return your voting instruction form in the envelope provided.
PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING
AND VOTE THESE SHARES IN PERSON
CHENIERE ENERGY, INC.
ANNUAL MEETING FOR HOLDERS AS OF 4/14/14
TO BE HELD ON 6/12/14
Your vote is important. Thank you for voting.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder
Meeting. The following materials are available at www.proxyvote.com:
The Cheniere Energy, Inc. Notice and Proxy Statement and Annual Report on
Form 10-K for the year ended December 31, 2013.
The Board of Directors recommends you vote FOR the
following proposals:
M75379-P51072
For Against Abstain For Against Abstain
1a. Charif Souki
1e. David I. Foley
1c. G. Andrea Botta
1g. David B. Kilpatrick
1b. Vicky A. Bailey
1f. Randy A. Foutch
1d. Keith F. Carney
1h. Donald F. Robillard, Jr.
1. Election of Directors
Nominees:
3. Approve the 2014-2018 Long-Term Incentive
Compensation Program.
2. Approve, on an advisory and non-binding basis, the
compensation of the Company’s named executive officers
for fiscal year 2013 as disclosed in this Proxy Statement.
NOTE: Such other business as may properly come before the
meeting or any adjournment thereof.
4. Approve Amendment No. 2 to the Cheniere Energy, Inc.
2011 Incentive Plan.
5. Ratification of the appointment of KPMG LLP as the
Company’s independent registered public accounting
firm for the fiscal year ending December 31, 2014.
1i. Neal A. Shear
1j. Heather R. Zichal